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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                              IKONICS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                               IKONICS CORPORATION
                                4832 GRAND AVENUE
                             DULUTH, MINNESOTA 55807
                                 (218) 628-2217

Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders to be held at The Kitchi Gammi Club, 831 E. Superior Street, Duluth, Minnesota, at 1:00 p.m., Central Time, on April 29, 2004.

         The Secretary's Notice of Annual Meeting and the Proxy Statement which follow describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and items of general interest about the Company.

         We hope that you will be able to attend the meeting in person and we look forward to seeing you. Please mark, date and sign the enclosed proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the Annual Meeting. You may revoke the proxy and vote in person at that time if you so desire.

                                               Sincerely,

                                               William C. Ulland
                                               Chairman of the Board

March 29, 2004

                               IKONICS CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 29, 2004

         The Annual Meeting of Shareholders of IKONICS Corporation will be held at The Kitchi Gammi Club, 831 E. Superior Street, Duluth, Minnesota, at 1:00 p.m., Central Time, on April 29, 2004 for the following purposes:

         1.       To elect six directors for a one-year term.

         2. To amend the 1995 Stock Incentive Plan by extending the expiration date from February 26, 2005 to February 22, 2014, reserving 25,000 additional shares of Common Stock for future awards and removing the restriction on the aggregate shares that may be issued to one participant.

         3. To transact such other business as may properly be brought before the meeting.

         The Board of Directors has fixed March 12, 2004 as the record date for the meeting, and only shareholders of record at the close of business on that date are entitled to receive notice of and vote at the meeting.

         YOUR PROXY IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. EVEN IF YOU OWN ONLY A FEW SHARES, AND WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID REPLY ENVELOPE AS QUICKLY AS POSSIBLE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE AND RETURNING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING AND REVOKE THE PROXY.

                                            By Order of the Board of Directors,

                                            Jon Gerlach
                                            Secretary

Duluth, Minnesota
March 29, 2004

                                 PROXY STATEMENT

                               GENERAL INFORMATION

         The enclosed proxy is being solicited by the Board of Directors of IKONICS Corporation, a Minnesota corporation ("IKONICS" or the "Company"), for use in connection with the Annual Meeting of Shareholders to be held on April 29, 2004 at The Kitchi Gammi Club, 831 E. Superior Street, Duluth, Minnesota, at 1:00 p.m., Central Time, and at any adjournments thereof. Only shareholders of record at the close of business on March 12, 2004 will be entitled to vote at such meeting or adjournment. Proxies in the accompanying form which are properly signed, duly returned to the Company and not revoked will be voted in the manner specified. A shareholder executing a proxy retains the right to revoke it at any time before it is exercised by notice in writing to the Secretary of the Company of termination of the proxy's authority or a properly signed and duly returned proxy bearing a later date.

         The address of the principal executive office of the Company is 4832 Grand Avenue, Duluth, Minnesota 55807 and the telephone number is (612) 628-2217. The mailing of this Proxy Statement and the Board of Directors' form of proxy to shareholders will commence on or about March 29, 2004.

         The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by the use of the mails, certain directors, officers and employees of the Company may solicit proxies by telephone, telegram, electronic mail or personal contact, and have requested brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of stock of the Company and will reimburse them for their reasonable out-of-pocket expenses in so forwarding such materials.

         The Common Stock of the Company, par value $.10 per share, is the only authorized and issued voting security of the Company. At the close of business on March 12, 2004 there were 1,260,536 shares of Common Stock issued and outstanding, each of which is entitled to one vote. Holders of Common Stock are not entitled to cumulate their votes for the election of directors.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote is required for approval of each proposal presented in this Proxy Statement. A shareholder voting through a proxy who abstains with respect to any matter is considered to be present and entitled to vote on such matter at the meeting and is in effect a negative vote. However, a shareholder (including a broker) who does not give authority to vote, or withholds authority to vote, on any proposal shall not be considered present and entitled to vote on such proposal.

           SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

         The following table sets forth, as of February 27, 2004, the number of shares of Common Stock beneficially owned by each person who is a beneficial owner of more than 5% of the Common Stock issued and outstanding, by each executive officer named in the Summary Compensation Table, by each director, and by all officers and directors as a group. All persons have sole voting and dispositive power over such shares unless otherwise indicated.

              NAME AND ADDRESS                NUMBER      PERCENTAGE OF
           OF BENEFICIAL OWNER(1)            OF SHARES  OUTSTANDING SHARES
------------------------------------------  ----------  ------------------
Directors and executive officers:
   William C. Ulland                        157,500(2)        12.37%
   Charles H. Andresen                       21,052(3)         1.67
   Gerald W. Simonson                        78,615(4)         6.23
   David O. Harris                           63,893(5)         5.06
   Rondi Erickson                             7,675(6)            *
   Leigh Severance                          133,386(7)        10.60
   Claude P. Piguet                          18,982(8)         1.51

   All directors and executive officers as  501,962(9)        37.28
   a group (10 persons, including those
   named above)

------------------
*   Less than one percent.

(1) The address for each of the persons listed below in 4832 Grand Avenue, Duluth, Minnesota 55807.

(2) Includes options to purchase 22,300 shares of Common Stock exercisable within 60 days of February 27, 2004.

(3) Includes options to purchase 11,295 shares of Common Stock exercisable within 60 days of February 27, 2004.

(4) Includes options to purchase 11,295 shares of Common Stock exercisable within 60 days of February 27, 2004.

(5) Includes options to purchase 11,295 shares of Common Stock exercisable within 60 days of February 27, 2004.

(6) Includes options to purchase 6,675 shares of Common Stock exercisable within 60 days of February 27, 2004.

(7) Includes options to purchase 6,675 shares of Common Stock exercisable within 60 days of February 27, 2004.

(8) Includes options to purchase 8,532 shares of Common Stock exercisable within 60 days of February 27, 2004.

(9) Includes options to purchase 95,131 shares of Common Stock exercisable within 60 days of February 27, 2004.

                              ELECTION OF DIRECTORS

         The business of the Company is managed under the direction of a Board of Directors, with the number of directors fixed from time to time by the Board of Directors. The Board of Directors has fixed at six the number of directors to be elected to the Board at the 2004 Annual Meeting of Shareholders and has nominated the six persons named below for election as directors, each to serve for a one-year term. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the six nominees named below.

         Each of the nominees is a current director of the Company and each has indicated a willingness to serve as a director for the one-year term. In case any nominee is not a candidate for any reason, the proxies named in the enclosed form of proxy may vote for a substitute nominee in their discretion.

         Following is certain information regarding the nominees for the office of director:

         William C. Ulland, age 63

         Mr. Ulland has been a director and Chairman of the Board of the Company since 1972. On February 7, 2000, he became Chief Executive Officer. On December 19, 2000, he was named to the additional position of President. Since 1977, Mr. Ulland has been Managing Partner of American Shield Company, a mineral exploration and development company located in Duluth, Minnesota.

         Charles H. Andresen, age 63

         Mr. Andresen was elected as a director of the Company in 1979. Mr. Andresen has been a shareholder in the law firm of Andresen, Haag, Paciotti, & Butterworth, P.A., in Duluth, Minnesota for more than the past five years.

         Gerald W. Simonson, age 73

         Mr. Simonson was elected as a director of the Company in 1978. He has been the President of Omnetics Connector Corporation, a manufacturer of microminiature connectors for the electronics industry located in Minneapolis, Minnesota, for more than the past five years.

         David O. Harris, age 69

         Mr. Harris was elected a director of the Company in 1965. He has been President of David O. Harris, Inc., a manufacturer's representative firm in Minneapolis, Minnesota, for more than the past five years.

         Rondi Erickson, age 56

         Ms. Erickson was elected as a director of the Company in 2000. She has been the Chief Executive Officer and a director of Apprise Technologies Inc., a company that develops and sells optical and electronic-based sensor technologies, since October 1999. Prior to joining Apprise, Ms. Erickson founded American Science Corporation, a registered FDA manufacturing establishment that provided contract manufacturing and research and development support for a dental pharmaceutical company, in 1995. Prior to founding American Science, Ms. Erickson founded Bay West, Inc., an environmental services firm, in 1974 and served as its Chief Executive Officer.

         H. Leigh Severance, age 65

         Mr. Severance was elected as a director of the Company in 2000. He has been the President of Severance Capital Management, a provider of investment management and research services to partnerships and individual investors, since 1983. Prior to founding Severance Capital Management, Mr. Severance was a portfolio manager with J.M. Hartwell & Co. Founders Growth Fund and Cambiar Investors since 1968. Mr. Severance also serves as a director of a private company.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

         The Board of Directors met five times during fiscal 2003. All incumbent directors attended at least 75% of the meetings of the Board and of the committees on which they served held during the periods for which they served as a director. The Company currently has an Audit Committee, and a Compensation Committee.

         The Board does not have a Nominating Committee, or any committee performing such function. The Board believes that it is appropriate not to have such a committee because of the role of the whole Board in evaluating nominations of director candidates, and in light of the policy adopted by the Board regarding nomination of director candidates. Each member of the Board of Directors participates in the consideration of director nominees.

         The following is a description of the functions performed by each of the Committees:

Audit Committee

         The Company's Audit Committee presently consists of Messrs. Simonson (Chairman), Andresen, and Harris and Ms. Erickson. All of the members of the Audit Committee are "independent" as that term is defined in the applicable listing standards of The Nasdaq Stock Market. In addition, the Board of Directors has determined that Mr. Simonson is an "audit committee financial expert" as defined by applicable regulations of the Securities and Exchange Commission. The Audit Committee provides assistance to the Board of Directors in fulfilling their duties relating to corporate accounting, reporting practices of the Company and the quality and integrity of the Company's financial reports. Among other things, the Audit Committee selects and appoints the Company's independent auditors, meets with the independent auditors and financial management to review the scope of the audit and the audit procedures and reviews annually the responsibilities of the Audit Committee and recommends to the Board of Directors any changes to these responsibilities. The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, adopted by the Company's Board of Directors on February 23, 2004. The Board of Directors of the Company adopted a new Audit Committee Charter in light of the Sarbanes-Oxley Act of 2002, a copy of which is included as Exhibit A. The Audit Committee met three times during fiscal 2003.

Compensation Committee

         The Company's Compensation Committee presently consists of Messrs. Andresen (Chairman), Simonson, and Harris and Ms. Erickson. All of the members of the Compensation Committee are "independent" as that term is defined in the applicable listing standards of The Nasdaq Stock Market. The Compensation Committee annually reviews and acts upon the compensation package for the Chief Executive Officer and sets compensation policy for the other employees of the Company. In addition, the Compensation Committee acts upon management recommendations concerning employee stock options, bonuses and other compensation and benefit plans. The Compensation Committee also administers the IKONICS Corporation 1995 Stock Incentive Plan. The responsibilities of the Audit Committee are set forth in the Compensation Committee Charter, adopted by the Company's Board of Directors on February 23, 2004. The Board of Directors of the Company adopted a new Compensation Committee Charter in light of the Sarbanes-Oxley Act of 2002. The Compensation Committee met three times during fiscal 2003.

Director Compensation

         During 1998, each non-employee director of the Company who beneficially owned not more than 5% of the Company's outstanding Common Stock received a one-time grant of an option to purchase 3,300 shares of the Company's Common Stock under the 1995 Stock Incentive Plan. These options have an exercise price equal to the fair market value on the date of grant and will expire seven years from the date of grant. In addition, each non-employee director of the Company receives a quarterly retainer of $1,000, plus per meeting fees of $750 for each meeting of the Board of Directors attended in person, $350 for each meeting of the Board of Directors attended by telephone, $300 for each committee meeting attended in person and $150 for each committee meeting attended by telephone.

         On April 26, 1999, each non-employee director of the Company who beneficially owned not more than 5% of the Company's outstanding Common Stock received a one-time grant of an option to purchase 1,320 shares of the Company's Common Stock under the 1995 Stock Incentive Plan. These options have an exercise price equal to the fair market value on the date of the grant and will expire seven years from the date of the grant. Mr. Ulland also received a grant of an incentive stock option to purchase 3,300 shares of the Company's Common Stock under the 1995 Stock Incentive Plan in connection with his position as Chairman of the Board of Directors. Mr. Ulland's options have an exercise price equal to 110% of the fair market value on the date of the grant and will expire seven years from the date of the grant.

         On April 26, 2000, each non-employee director of the Company received a one-time grant of an option to purchase 1,600 shares of the Company's Common Stock under the 1995 Stock Incentive Plan. These options have an exercise price equal to the fair market value on the date of the grant and will expire five years from the date of the grant. Mr. Ulland also received a grant of an incentive stock option to purchase 5,000 shares of the Company's Common Stock under the 1995 Stock Incentive Plan in connection with his position as Chairman of the Board of Directors. Mr. Ulland's options have an exercise price equal to 110% of the fair market value on the date of the grant and will expire five years from the date of the grant.

         On April 24, 2001, each non-employee director of the Company received a one-time grant of an option to purchase 2,175 shares of the Company's Common Stock under the 1995 Stock Incentive Plan. These options have an exercise price equal to the fair market value on the date of the grant and will expire five years from the date of the grant. Mr. Ulland also received a grant of an incentive stock option to purchase 6,000 shares of the Company's Common Stock under the 1995 Stock Incentive Plan in connection with his position as Chairman of the Board of Directors. Mr. Ulland's options have an exercise price equal to 110% of the fair market value on the date of the grant and will expire five years from the date of the grant.

         On June 3, 2002, each non-employee director of the Company received a one-time grant of an option to purchase 1,450 shares of the Company's Common Stock under the 1995 Stock Incentive Plan. These options have an exercise price equal to the fair market value on the date of the grant and will expire five years from the date of the grant. Mr. Ulland also received a grant of an incentive stock option to purchase 4,000 shares of the Company's Common Stock under the 1995 Stock Incentive Plan in connection with his position as Chairman of the Board of Directors. Mr. Ulland's options have an exercise price equal to 110% of the fair market value on the date of the grant and will expire five years from the date of the grant.

         On April 24, 2003, each non-employee director of the Company received a one-time grant of an option to purchase 1,450 shares of the Company's Common Stock under the 1995 Stock Incentive Plan. These options have an exercise price equal to the fair market value on the date of the grant and will expire five years from the date of the grant. Mr. Ulland also received a grant of an incentive stock option to purchase 4,000 shares of the Company's Common Stock under the 1995 Stock Incentive Plan in connection with his position as Chairman of the Board of Directors. Mr. Ulland's options have an exercise price equal to 110% of the fair market value on the date of the grant and will expire five years from the date of the grant.

SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS AND DIRECTOR ATTENDANCE AT ANNUAL MEETINGS


         The Board provides a process for shareholders to send communications to the Board or any of the directors. Shareholders may send written communications to the Board of Directors or specified individual directors by addressing their communication to Chief Financial Officer, IKONICS Corporation, 4832 Grand Avenue, Duluth, Minnesota 55807, by U.S. mail. The communications will be collected by the Chief Financial Officer and delivered, in the form received, to the Board or, if so addressed, to a specified director.

         The Company does not have a formal policy regarding attendance by members of the Board of Directors at the Company's annual meetings of shareholders. The Company has always encouraged its directors to attend its annual meeting of shareholders and expects to continue this policy. In 2003, six Company directors attended the Company's annual meeting of shareholders. The Board of Directors will consider formalizing its policy of encouraging director attendance at the Company's annual meeting of shareholders.

PROCEDURES REGARDING DIRECTOR CANDIDATES RECOMMENDED BY SHAREHOLDERS

         Nominations of director candidates are made by the Board as a whole, and the Board has adopted a policy that contemplates shareholders recommending director candidates. The Board of Directors is responsible for reviewing, on an annual basis, the requisite skills and characteristics of individual Board members, as well as the composition of the Board as a whole, in the context of the needs of the Company. The Board will review all nominees for director and select those nominees whose attributes it believes would be most beneficial to the Company. This assessment will include such issues as experience, integrity, competence, diversity, skills, and dedication in the context of the needs of the Board.

         The Board will consider director candidates recommended by shareholders in the same manner that it considers all director candidates. Director candidates must meet certain minimum qualifications established by the Board from time to time, and the Board will assess the various directors traits discussed above. Shareholders who wish to suggest qualified candidates to the Board should write to the Office of the Corporate Secretary of the Company, at 4832 Grand Avenue, Duluth, Minnesota 55807, stating in detail the candidate's qualifications for consideration by the Board.

                          REPORT OF THE AUDIT COMMITTEE

         The role of the Company's Audit Committee, which is composed of four independent non-employee directors, is one of oversight of the Company's management and the Company's outside auditors in regard to the Company's financial reporting and the Company's controls respecting accounting and financial reporting. In performing its oversight function, the Audit Committee relied upon advice and information received in its discussions with the Company's management and independent auditors.

         On October 27, 2003, both the Audit Committee and the full Board of Directors unanimously approved the retention of McGladrey & Pullen, LLP as the Company's auditors. The Audit Committee has (i) reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2003 with the Company's management; (ii) discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 regarding communication with audit committees (Codification of Statements on Auditing Standards, AU sec. 380); (iii) received the written disclosures and the letter from the Company's independent accountant required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and (iv) discussed with the Company's independent accountant the independent accountant's independence.

         Based on the review and discussions with management and the Company's independent auditors referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

                                       AUDIT COMMITTEE
                                       Gerald W. Simonson, Chairman
                                       Charles H. Andresen
                                       David O. Harris
                                       Rondi Erickson

PRINCIPAL ACCOUNTING FIRM FEES

         The following table presents fees for professional audit services rendered by McGladrey & Pullen, LLP for the audit of the Company's annual financial statements for 2003, and fees billed for other services rendered by McGladrey & Pullen, LLP and RSM McGladrey, Inc.

                                              2003            2002
                                              ----            ----
Audit Fees(1)                               $41,000          $27,000
Audit-Related Fees(2)                       $13,000              -0-
Tax Fees(3)                                 $19,000          $13,200
All Other Fees                                  -0-              -0-

Total                                       $73,000          $40,200

------------------------

(1) Audit Fees in 2002 and 2003 consisted primarily of the audit of the Company's annual consolidated financial statements and for the review of the Company's interim consolidated financial statements.

(2) Audit-related fees in 2003 relate primarily to internal control and accounting consultations.

(3) Tax Fees for 2003 and 2002 included services for tax planning and advice and tax compliance.

         The Audit Committee's current practice on pre-approval of services performed by the independent auditors is to approve annually all audit services and, on a case-by-case basis, all permitted non-audit services to be provided by the independent auditors during the fiscal year. The Audit Committee reviews each non-audit service to be provided and assesses the impact of the service on the auditor's independence. In addition, the Audit Committee may pre-approve other non-audit services during the year on a case-by-case basis.

                               EXECUTIVE OFFICERS

         Following is certain information regarding the current executive officers of the Company other than William C. Ulland:

         Jon Gerlach, age 37

         Mr. Gerlach was named Chief Financial Officer on August 5, 2003. Previously he served as the Finance Manager for Sappi Limited - Cloquet. Prior to working for Sappi, Mr. Gerlach served in various positions with Potlatch's Minnesota Pulp and Paper Division from 1994 to 2002. His most recent position at Potlatch was the Division Manager of Business Planning. Mr. Gerlach has also worked as a Financial Analyst with Maurcies Incorporated and with Ernst and Young in their audit department. Mr. Gerlach earned a Masters degree in business administration from the University of Minnesota - Duluth in 2001 and a Bachelors degree in accounting from St. John's University in 1989.

         Claude P. Piguet, age 46

         Mr. Piguet was named Executive Vice President December 19, 2000. Previously, he was the Company's Vice President of Operations since May 1994. He was the Company's Director of Operations from January 1992 to May 1994. Mr. Piguet joined the Company in 1990 and holds a diploma of Engineer ETS/HTL from the Ecole D'Ingenieurs de l'Etat de Vaud in Switzerland.

         Toshifumi Komatsu, age 49

         Mr. Komatsu has been the Company's Vice President of Technology since September 1993. Previously, he served as the Company's Director of Research and Development for two years. Mr. Komatsu has been with the Company's Research and Development Department for 15 years. His prior experience includes positions in research and development at Alberta Gas Chemicals, a manufacturer of organic acids. He received a B.S. in Chemistry and Mathematics from the College of Saint Scholastica in 1980.

         Robert D. Banks, Jr., age 52

         Mr. Banks has been the Company's Vice President of International Sales since February 1997. Previously, he was the Company's Director of International Sales and Marketing from 1989 to 1997.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table sets forth certain information regarding compensation for the fiscal years ended December 31, 2003, 2002 and 2001 provided to the Chief Executive Officer and the other executive officer who received remuneration exceeding $100,000 during 2003 (the "Named Executive Officers"). None of the Company's other executive officers received remuneration exceeding $100,000 in 2003.

                                                           LONG-TERM
                                                          ------------
                                                          COMPENSATION
                                                          ------------
                                                             AWARDS
                                             ANNUAL       ------------
                                          COMPENSATION       SHARES
                                        ----------------   UNDERLYING    ALL OTHER
  NAME AND PRINCIPAL POSITION     YEAR   SALARY    BONUS   OPTIONS(2)   COMPENSATION
--------------------------------  ----  --------  ------  ------------  ------------
William C. Ulland,(1)             2003  $149,000  $4,109     4,000          $0
   Chairman, President and Chief  2002   144,200       0     4,000           0
   Executive Officer              2001   140,000       0     6,000           0

Claude P. Piguet,                 2003  $101,000  $2,740     2,000          $0
   Executive Vice President       2002    97,900       0     2,000           0
                                  2001    94,698       0     3,000           0

---------------
(1) Mr. Ulland became Chief Executive Officer on February 7, 2000. Prior to that time he was Chairman of the Company. Mr. Ulland was named to the additional position of President on December 19, 2000.

(2) Represents options to purchase Common Stock granted under the Company's 1995 Stock Incentive Plan.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table summarizes option grants made during fiscal 2003 to the Named Executive Officers.

                                      INDIVIDUAL GRANTS
                      ----------------------------------------------  POTENTIAL REALIZABLE
                                  PERCENTAGE                                 VALUE
                                    OF TOTAL                            AT ASSUMED ANNUAL
                       NUMBER OF    OPTIONS                              RATES OF STOCK
                        SHARES     GRANTED TO                           APPRECIATION FOR
                      UNDERLYING   EMPLOYEES   EXERCISE                  OPTION TERM(1)
                       OPTIONS        IN       PRICE PER  EXPIRATION  -------------------
        NAME           GRANTED    FISCAL YEAR    SHARE       DATE       5%          10%
--------------------  ----------  -----------  ---------  ----------  ------      ------
William C. Ulland(2)    4,000        15.2%       $4.40    4/24/2008   $2,821      $8,168
Claude P. Piguet(3)     2,000         7.6%       $4.00    4/24/2008   $2,210      $4,884

-------------
(1) The potential realizable value is based on a 5-year term of each option at the time of grant. Assumed stock price appreciation of 5% and 10% is mandated by rules of the Securities and Exchange Commission and is not intended to forecast actual future financial performance or possible future appreciation. The potential realizable value is calculated by assuming that the fair market value of the Company's Common Stock on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.

(2) Options granted pursuant to the Company's 1995 Stock Incentive Plan reflected in this table are exercisable at an exercise price equal to 110% of the fair market value on the date of grant. The options in the above table were immediately vested on the date of grant. These options have a maximum term of five years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

(3) Options granted pursuant to the Company's 1995 Stock Incentive Plan reflected in this table are exercisable at an exercise price equal to 100% of the fair market value on the date of grant. The options in the above table are vested on the date of grant. These options have a maximum term of five years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

                                AGGREGATE OPTION
                          EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

         The purpose of the following table is to report the exercise of stock options by the Named Executive Officers during fiscal 2003 and the value of their unexercised stock options as of December 31, 2003.

                                               NUMBER OF SHARES          VALUE OF UNEXERCISED
                                            UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS
                                          OPTIONS AT FISCAL YEAR-END     AT FISCAL YEAR-END(1)
                                          --------------------------  ---------------------------
                     SHARES
                   -----------                                        -----------  --------------
                    ACQUIRED
                   -----------   VALUE                                -----------  --------------
     NAME          ON EXERCISE  REALIZED  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-----------------  -----------  --------  -----------  -------------  -----------  -------------
William C. Ulland      -           -        22,300             -        $ 26,490           -
Claude P. Piguet       -           -         6,866         4,334        $  5,515      $5,935

-----------
(1) Value is based on the difference between the per share closing price of the Company's Common Stock on December 31, 2003 ($6.30 per share) and the exercise price of the options.

                      EMPLOYMENT CONTRACTS; TERMINATION OF
                  EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         The Company does not have any employment or non-competition agreements with any members of its executive management team, but has entered into confidentiality and non-solicitation agreements with such persons. Such agreements provide that the executive will not solicit any other employee of the Company to leave the Company during the executive's employment with the Company and for one year following such employment, will not compete with the Company during the executive's employment and will protect the proprietary information of the Company during and following such executive's employment.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's directors, executive officers and persons who own more than ten percent of the Company's Common Stock file initial reports of ownership of the Company's Common Stock and changes in such ownership with the Securities and Exchange Commission. To the Company's knowledge based solely on a review of copies of forms submitted to the Company during and with respect to fiscal 2003 and on written representations from the Company's directors and executive officers, all required reports were filed on a timely basis during fiscal 2003, except for the filing of Form 4s reporting option grants to directors on February 24, 2003 to each of Messrs. Ulland, Andresen, Harris, Simonson and Severance and Ms. Erickson, and Form 4s reporting option grants to officers on February 24, 2003 to each of Messrs. Piguet, Komatsu and Banks. These Form 4s were filed late due to inadvertent administrative error.

                    PROPOSED AMENDMENTS TO STOCK OPTION PLAN

         Introduction. Effective February 23, 2004, the Company's Board of Directors adopted, effective upon shareholder approval at the 2004 Annual Meeting of Shareholders, amendments to the Company's 1995 Stock Incentive Plan (the "Plan"). The proposed amendments to Plan seek to:

         -        extend the expiration date from February 26, 2005 to February
                  22, 2014;

         - reserve 25,000 additional shares of Common Stock for future awards; and

         - remove the restriction on the aggregate shares that may be issued to one participant.

         The Compensation Committee and the Board of Directors continue to believe that stock-based compensation programs are a key element in achieving the Company's continued financial and operational success. The Company's compensation programs have been designed to motivate representatives of the Company to work as a team to achieve the corporate goal of maximizing shareholder return.

         The description set forth below are in all respects qualified by the terms of the Plan.

         Purpose. The purpose of the Plan is to advance the interests of the Company and its shareholders by enabling the Company to attract and retain persons of ability to perform services for the Company. The Plan achieves this result by providing an incentive to such individuals through equity participation in the Company and by rewarding the individuals who contribute to the achievement by the Company of its economic objectives.

         Administration. The Plan is administered by the Company's Compensation Committee (the "Committee"). The Committee has the authority to determine the timing and identity of participants, the amount of any awards and other terms and conditions of awards. The Plan also grants the Committee the power to amend or modify the terms of any outstanding award in any manner, provided however, that participants consent to amendment or modification that adversely affects them. The Committee may delegate the selection and grants of awards to employees of the Company to members of management who are not reporting persons under
Section 16 of the Exchange Act.

         In the event of certain corporate transactions associated with a change in control of the Company, the Committee has the authority, without the consent of the participant, to amend or modify the vesting criteria of any outstanding award that is based on the financial performance of the Company so as equitably to reflect the transaction. As a result, the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same following the corporate transaction. Any such amendment or modification, however, must be in accordance with the terms of the Plan.

         Eligibility and Number of Shares. Participants in the Plan will be those directors, officers and employees of the Company who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company. There are approximately 70 total employees and others who provide services to the Company and its affiliates, any or all of whom may be considered for the grant of awards under the Plan at the discretion of the Committee.

         The total number of shares of Company Common Stock available for distribution under the Plan is currently 203,500, and, as amended, the number of shares would increase by 25,000 to 228,500. The number of shares of Common Stock is subject to adjustment for future stock splits, stock dividends and similar changes in the capitalization of the Company. The Plan is also being amended to eliminate the 35,000-share restriction limiting the number of shares that may be granted to any one participant under the Plan in any calendar year.

         The Plan provides that all awards are subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee. Any shares of Common Stock subject to awards under the Plan that are not used because the terms and conditions of the awards are not met, may be reallocated as though they had not previously been awarded. Any shares of Common Stock that constitute the forfeited portion of a restricted stock award, however, will not become available for further issuance under the Plan.

         Types of Awards. The types of awards that may be granted under the Plan include incentive and nonstatutory stock options, stock appreciation rights, restricted stock, performance units and stock bonuses. In addition to the general characteristics of all of the awards described in this Proxy Statement, the basic characteristics of each type of award that may be granted to an employee, and in some cases, a consultant, advisor or director, under the Plan are as follows:

         Incentive and Nonstatutory Stock Options. Both incentive stock options and nonstatutory stock options may be granted to participants at such exercise prices as the Committee may determine, provided that (a) such price will not be less than 100% of the fair market value of one share of Common Stock on the date of grant with respect to an incentive stock option (110% of the fair market value if, at the time the incentive stock option is granted, the participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company), and (b) such price will not be less than 85% of the fair market value of one share of Common Stock on the date of grant with respect to a nonstatutory stock option. In addition, if the aggregate fair market value of the shares of Common Stock with respect to incentive stock options held by an employee under the Plan that first become exercisable in any calendar year exceed $100,000, the excess shall be treated as nonstatutory stock options.

         An option will become exercisable at such times and in such installments as may be determined by the Committee at the time of grant. No incentive stock option, however, may be exercisable after 10 years from its date of grant (or five years from its date of grant if, at the time the incentive stock option is granted, the participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company).

         The total purchase price of the shares to be purchased upon exercise of an option will be paid entirely in cash. The Committee, however, may allow such payments to be made, in whole or in part, by tender of a broker exercise notice, previously acquired shares, a promissory note or by a combination of such methods, subject to applicable law. An option may be exercised by a participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company.

         Stock Appreciation Rights. The value of a stock appreciation right granted to a participant is determined by the appreciation in Company Common Stock, subject to any limitations upon the amount or percentage of total appreciation that the Committee may determine at the time the right is granted. The participant receives all or a portion of the amount by which the fair market value of a specified number of shares, as of the date the stock appreciation right is exercised, exceeds a price specified by the Committee at the time the right is granted. The price specified by the Committee must be at least 85% of the fair market value of the specified number of shares of Company Common Stock to which the right relates determined as of the date the stock appreciation right is granted. No stock appreciation right may be exercisable prior to six months or after ten years from the date of grant, and stock appreciation rights will be exercised by giving notice in the same manner as for options.

         Restricted Stock and Stock Bonuses. The Committee is authorized to grant restricted stock awards and stock bonuses. The Committee shall determine the persons to whom such awards are made, the timing and amount of such awards, and all other terms and conditions. Company Common Stock granted to participants may be unrestricted or may contain such restrictions, including provisions requiring forfeiture and imposing restrictions upon stock transfer, as the Committee may determine. Unless forfeited, the recipient of restricted Common Stock will have all other rights of a shareholder, including without limitation, voting and dividend rights.

         Performance Units. Performance units also may be granted to participants under the Plan. The Committee shall determine the persons to who such awards are made, the timing and amount of such awards, and all other terms and conditions. The basis for payment of performance units for a given performance period shall be the achievement of those financial and nonfinancial performance objectives determined by the Committee at the beginning of the performance period. If minimum performance is not achieved for a performance period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the value of a performance unit shall be based on the degree to which actual performance exceeded the pre-established minimum performance standards, as determined by the Committee.

         The amount of payment shall be determined by multiplying the number of performance units granted at the beginning of the performance period by the final performance unit value. The Committee will have the discretion either to determine the form in which payment of the economic value of vested performance units will be made to the participant (i.e., cash, Common Stock or any combination thereof) or to consent to or disapprove the election by the participant of the form of such payment.

         Termination of Employment. In the event a participant's employment or other service with the Company is terminated by reason of death, disability or retirement the following with occur:

         - All exercisable options and stock appreciation rights held by the participant will remain exercisable for 30 days after such termination (but in no event after the expiration date of the option or stock appreciation right);

         - All outstanding restricted stock awards then held by the participant that have not vested will be terminated and forfeited; and

         - All outstanding performance units and stock bonuses then held by the participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such performance units or stock bonuses.

         In the event a participant's employment or other service is terminated with the Company for any reason other than death, disability or retirement, all rights of the participant under the Plan and any agreements evidencing an award will immediately terminate without notice of any kind. In addition, no options or stock appreciation rights held by the participant will be exercisable, all unvested restricted stock awards held by the participant will be terminated and forfeited, and all performance units and stock bonuses held by the participant will vest and/or continue to vest in the manner determined by the Committee. If, however, termination is due to any reason other than termination by the Company for cause, all exercisable outstanding options and stock appreciation rights held by the participant will remain exercisable for 30 days after such termination (but in no event after the expiration date of any such option or stock appreciation right).

         Notwithstanding the foregoing, the Committee also has the authority to cause options and stock appreciation rights to become or continue to become exercisable and/or remain exercisable following such termination of employment or service (but in no event after the expiration date of any such option or stock appreciation right). In addition, the Committee may cause restricted stock awards, performance units and stock bonuses to vest and/or continue to vest or become free of transfer restrictions, as the case may be, following such termination of employment or service.

         If a participant materially breaches the terms of any confidentiality or noncompete agreement entered into with the Company, whether such breach occurs before or after termination of such participant's employment or other service with the Company, the Committee may immediately terminate all rights of the participant under the Plan and any agreements evidencing an award then held by the participant without notice of any kind.

         Withholding. The Plan permits the Company to withhold from cash awards, and to require a participant receiving Common Stock under the Plan to pay the Company in cash, an amount sufficient to cover any required withholding taxes. In lieu of cash, the Committee may permit a participant to cover withholding obligations through a reduction in the number of shares delivered to such participant or a surrender to the Company of shares then owned by the participant.

         Change in Control. In the event of a change in control of the Company
(a) all outstanding options and stock appreciation rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the participant remains in the employ or service of the Company; (b) all outstanding restricted stock awards will become fully vested and nonforfeitable; and (c) all outstanding performance units and stock bonuses then held by the participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such performance units or stock bonuses.

         In addition, if a change of control of the Company occurs, the Committee may determine that some or all participants holding outstanding Options will receive cash in an amount equal to the excess of the fair market value of such shares immediately prior to the effective date of such change in control of the Company over the exercise price per share of the options. This cash payment must be approved by the Committee either in an agreement evidencing an award at the time of grant or at any time after the grant of the award.

         Restrictions on Transfer. Awards under the Plan may not be assigned or transferred, or subjected to any lien, during the lifetime of the participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise. A participant will, however, be entitled to designate a beneficiary to receive an award upon such participant's death. In the event of a participant's death, payment of any amounts due under the Plan will be made to, and exercise of any options may be made by, the participant's legal representatives, heirs and legatees.

         Plan Amendment, Modification and Termination. The Board may suspend or terminate the Plan or any portion thereof at any time. The Board also may amend the Plan from time to time in such respects as the Board may deem advisable in order that awards under the Plan will conform to changes in applicable laws or regulations or in any other respect the Board deems to be in the best interests of the Company. No amendments to the Plan will be effective without approval of the shareholders of the Company if required pursuant to Rule 16b-3 under the Exchange Act, Section 422 of the Code or the rules of the NASD or any stock exchange. Subject to certain rights of the Committee, no termination, suspension or amendment of the Plan may adversely affect any outstanding award without the consent of the affected Participant.

         Federal Tax Considerations. The Company has been advised by its counsel that awards made under the Plan generally will result in the following tax events for United States citizens under current United States Federal income tax laws:

         Incentive Stock Options. A participant will not realize any taxable income, and the Company will not be entitled to any related deduction, when any incentive stock option is granted under the Plan. If certain statutory employment and holding period conditions are satisfied before the participant disposes of shares acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of such option and the Company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss a recipient realizes will be a capital gain or loss. The Company will not be entitled to a deduction with respect to a disposition of the shares by a participant after the expiration of the statutory holding periods.

         Except in the event of death, if shares acquired upon the exercise of an incentive stock option are disposed of before the expiration of the statutory holding periods (a "disqualifying disposition"), the participant will be considered to have realized as compensation, taxable as ordinary income in the year of disposition, an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. The Company will be entitled to a deduction at the same time and in the same amount as the participant is deemed to have realized ordinary income. Any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If the participant pays the option price with shares that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares have not been met, the participant will be treated as having made a disqualifying disposition of such shares and the tax consequences of such disqualifying disposition will be as described above.

         The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes an incentive stock option will be treated as if it were a nonstatutory stock option, the tax consequences of which are discussed below.

         Nonstatutory Stock Options. A participant will not realize any taxable income, and the Company will not be entitled to any related deduction, when any nonstatutory stock option is granted under the Plan. When a participant exercises a nonstatutory stock option, the participant will realize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the stock on the date of exercise over the option price. Upon disposition of the shares, any additional gain or loss the participant realizes will be a capital gain or loss.

         Stock Appreciation Rights. Generally (a) the participant will not realize income upon the grant of a stock appreciation right, (b) the participant will realize ordinary income and the Company will be entitled to a corresponding deduction, when cash, shares of Common Stock or a combination of cash and shares are delivered to the participant upon exercise of a stock appreciation right and
(c) the amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of common stock received on the date they are received. The Federal income tax consequences of a disposition of unrestricted shares received by the participant upon exercise of a stock appreciation right are the same as described above with respect to a disposition of unrestricted shares.

         Restricted Stock and Stock Bonuses. Unless the participant files an election to be taxed under Section 83(b) of the Code, (a) the participant will not realize income upon the grant of restricted stock, (b) the participant will realize ordinary income and the Company will be entitled to a corresponding deduction when the restrictions have been removed or expire and (c) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire. If the recipient files an election to be taxed under Section 83(b) of the Code, the tax consequences to the participant and the Company will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions.

         With respect to awards of unrestricted stock, (a) the participant will realize ordinary income and the Company will be entitled to a corresponding deduction upon the grant of the unrestricted stock and (b) the amount of such ordinary income and deduction will be the fair market value of such unrestricted stock on the date of grant.

         When the participant disposes of restricted or unrestricted stock, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realizes ordinary income will be treated as a capital gain or loss.

         Performance Units. Under present federal income tax regulations, a participant receiving performance units will not recognize income and the Company will not be allowed a tax deduction at the time the award is granted. When a participant receives payment of performance units, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company.

         Voting Requirements, Recommendation. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote on this item and present in person or by proxy at the meeting is required for approval of the amendments to the Plan and the additional shares authorized under the Plan. Proxies solicited by the Board will be voted for approval of the proposal, unless shareholders specify otherwise in their proxies.

         For this purpose, a shareholder voting through a proxy who abstains with respect to approval of the amendments to the Plan is considered to be present and entitled to vote on the approval of the Plan at the meeting, and is in effect a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the approval of the Plan shall not be considered present and entitled to vote on the proposal.

            THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENTS TO THE 1995 STOCK OPTION PLAN

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth information with respect to the Company's Common Stock that may be issued under its 1995 Stock Incentive Plan as of December 31, 2003. The 1995 Stock Incentive Plan is the only equity compensation plan of the Company in existence as of December 31, 2003 and has been approved by the Company's shareholders.

                                                                               Number of securities
                                                                              remaining available for
                                                                               future issuance under
                               Number of securities to    Weighted-average      equity compensation
                               be issued upon exercise   exercise price of       plans (excluding
                               of outstanding options,  outstanding options,  securities reflected in
        Plan Category            warrants and rights    warrants and rights          column 1)
-----------------------------  -----------------------  --------------------  -----------------------
Equity compensation plans
approved by shareholders               168,108               $   5.50                  35,392

Equity compensation plans not
approved by shareholders                     -                      -                       -
                                       -------               --------                  ------
Total                                  168,108               $   5.50                  35,392
                                       =======               ========                  ======

            RELATIONSHIP WITH AND APPOINTMENT OF INDEPENDENT AUDITORS

         The firm of Deloitte & Touche LLP served as the auditors for the Company from January 1996 until November 19, 2002. On November 19, 2002, the Audit Committee and the full Board of Director's unanimously approved the replacement of Deloitte & Touche LLP as the Company's auditors. The Audit Committee and the Board also unanimously approved the retention of McGladrey & Pullen, LLP as the Company's auditors. No disagreements arose between the

Company and Deloitte & Touche LLP during their tenure as the Company's auditors which required disclosure under applicable SEC rules.

         The Board of Directors selected McGladrey & Pullen, LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2003. It is the judgement of the Board and its Audit Committee, that McGladrey & Pullen, LLP has and will conduct its affairs in an appropriate manner and warranted selection as the Company's independent auditors.

         A representative of McGladrey & Pullen, LLP will be present at the Annual Meeting of Shareholders and will be afforded an opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions during the meeting.

                               ADDITIONAL MATTERS

         The Annual Report of the Company for the year ended December 31, 2003, including financial statements, is being mailed with this Proxy Statement.

         Shareholder proposals intended to be presented at the 2005 Annual Meeting of Shareholders must be received by the Company at its principal executive office no later than December 1, 2004 for inclusion in the Proxy Statement for that meeting. Any other shareholder proposal must be received by the Company at its principal executive office no later than January 31, 2005 in order to be presented at the 2005 Annual Meeting of Shareholders

         As of the date of this Proxy Statement, management knows of no matters that will be presented for determination at the meeting other than those referred to herein. If any other matters properly come before the Annual Meeting calling for a vote of shareholders, it is intended that the shares of Common Stock represented by the proxies solicited by the Board of Directors will be voted by the persons named therein in accordance with their best judgment.

                                         By Order of the Board of Directors,

                                         Jon Gerlach
                                         Secretary

Dated: March 29, 2004

                                                                       EXHIBIT A

                               IKONICS CORPORATION

                             AUDIT COMMITTEE CHARTER
                            (AS OF FEBRUARY 23, 2004)

PURPOSE

         There shall be an Audit Committee of the Board of Directors (the "Board") IKONICS Corporation (the "Company").

         The Audit Committee's purpose is to oversee accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Committee also has oversight of the independent auditor's qualifications and independence and the performance of the Company's internal audit function and independent auditor.

ORGANIZATION

         The Audit Committee shall consist of at least three directors. The members of the Audit Committee and the Chair of the Audit Committee shall be appointed by the Board. Each director appointed to the Audit Committee shall:

         1. satisfy the requirements of the The Nasdaq Stock Market, Inc. ("Nasdaq") rules relating to Audit Committee members, including (a) the applicable independence requirements in effect from time to time, (b) the requirement that Audit Committee members not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years and (c) the requirement that the Audit Committee members be able to read and understand financial statements, including the Company's balance sheet, income statement and cash flow statement; and

         2.       satisfy, as applicable, the independence requirements of
Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission (the "SEC").

         At least one member of the Audit Committee must have accounting or financial management expertise as required by the Nasdaq rules. In addition, the Audit Committee shall endeavor to have at all times on the Audit Committee at least one member who satisfies the definition of an "audit committee financial expert" as defined by the SEC.

         Compliance with the foregoing requirements shall be determined by the Board in its business judgment and in accordance with applicable rules, regulations and standards in effect from time to time.

RESPONSIBILITIES

         The Audit Committee recognizes that the preparation of the Company's financial statements and other financial information is the responsibility of the Company's management and that auditing, or conducting reviews of, those financial statements and other financial information is the responsibility of the Company's independent auditor. The Audit Committee's responsibility is to oversee the management and the outside auditors in regard to the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

         The Company's management, and its independent auditor, in the exercise of their responsibilities, acquire greater knowledge and more detailed information about the Company and its financial affairs than members of the Audit Committee. Consequently, the Audit Committee is not responsible for providing any expert or special assurance as to the Company's financial statements and other financial information or any professional certification as to the independent auditor's work, including without limitation its reports on and reviews of the Company's financial statements and other financial information.

Oversight of Independent Auditor

         1. The Audit Committee shall be directly responsible for the appointment, retention, compensation, evaluation, termination and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Audit Committee shall have sole authority to approve all audit engagement fees and terms and any non-audit engagements of the independent auditor, subject to the Audit Committee's right to delegate such authority as provided below and to the provisions of any policy regarding pre-approval of services established by the Audit Committee as provided below. The independent auditor shall report directly to the Audit Committee. The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

         2. The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and Rule 2-01(c)(7) of Regulation S-X. The Audit Committee may delegate authority to one or more members of the Audit Committee, who are independent directors, the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such member(s) shall be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may establish policies and procedures regarding the engagement of the independent auditor to render services to the Company, provided that the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service and the pre-approval policies and procedures do not include the delegation of the Audit Committee responsibilities to management. If pre-approval policies and procedures are adopted, the Company may engage the independent auditor to perform services consistent with the policies and procedures. When pre-approving non-audit services, the Audit Committee should consider whether the provision of the non-audit services by the independent auditor is compatible with maintaining the independent auditor's independence.

Authority to Engage Independent Advisors

The Audit Committee shall have the authority to retain independent counsel and other legal, accounting or other advisors as it determines necessary to carry out its duties. The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to any advisors employed by the Audit Committee.

Other Responsibilities

The Audit Committee, to the extent it deems necessary or appropriate or to the extent required by the Exchange Act, the rules and regulations of the SEC or the rules of the Nasdaq, shall:

         1.       Responsibility for Financial Statement and Disclosure Matters

         (a) Review and discuss with management and the independent auditor the Company's annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-KSB.

         (b) Review the Company's quarterly financial statements, including disclosures made in management's discussion and analysis, prior to the filing of its Form 10-QSB, including the results of the independent auditor's review of the quarterly financial statements. The review and discussion should include any matters identified by the independent auditor pursuant to Statement on Auditing Standards No. 100 regarding the Company's interim financial statements.

         (c) Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

         (d) Review and discuss any quarterly reports from the independent auditor on:

                  (i) all critical accounting policies and practices to be used,

                  (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and

                  (iii) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

         (e) Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

         (f) Review and consider the matters required to be discussed by Statement on Auditing Standards No. 61 with the independent auditor and management relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

         (g) Receive information from the Company's management about any significant deficiencies or material weaknesses in the design or operation of internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

         2.       Oversight of the Company's Relationship with the Independent
Auditor

         (a) Review and evaluate the lead partner of the independent audit team.

         (b) Obtain and review a report from the independent auditor at least annually regarding:

                  (i) the independent auditor's internal quality-control procedures,

                  (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm,

                  (iii)    any steps taken to deal with any such issues, and

                  (iv) all relationships between the independent auditor and the Company consistent with Independence Standards Board Standard No. 1.

Actively engage in a dialogue with the independent auditor regarding any disclosed relationships or services that may impact the objectivity and independence of the independent auditor. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, taking into account the opinions of management and internal auditors. Present its conclusions with respect to the independent auditor to the Board.

         (c) Ensure the rotation of the audit partner, lead partner and concurring partner of the independent auditor as required by law.

         (d) Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company in order to ensure the independence of the independent auditor under the SEC rules.

         (e) Confirm that none of the audit partners earn or receive compensation based on procuring engagements with the Company for providing products or services, other than audit, review or attest services.

         (f) Discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

         (g) Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

         3.       Oversight of the Company's Internal Audit Function

         (a) Review the appointment and replacement of the senior internal auditing executive, if any.

         (b) Review the significant reports to management prepared by the internal auditing function, if any, and management's responses.

         (c) Discuss with the independent auditor and management the responsibilities, budget and staffing of the internal audit function, if any, and any recommended changes in the planned scope of the internal audit.

         4.       Compliance Oversight

         (a) Obtain from the independent auditor assurance that the audit was conducted in a manner consistent with Section 10A(b) of the Exchange Act.

         (b) Administer and oversee, to the extent directed by the Board, any codes of ethics or business conduct adopted by the Company.

         (c) Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

         (d) Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

         (e) Review and evaluate related party transactions required to be disclosed by Item 404 of SEC Regulation S-K for potential conflict of interest situations on an ongoing basis.

         (f) Prepare an audit committee report as required by the rules of the SEC to be included in the Company's annual proxy statement.

         (g) Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

MEETINGS

         The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee shall report regularly to the Board through presentations at Board meetings or by submission of the minutes of the Audit Committee meetings to the Board. In addition to funding for the specific purposes described above, the Company shall provide appropriate funding, as determined by the Audit Committee, for ordinary administrative expenses that are necessary for the Audit Committee to carry out its duties.

                                                                       EXHIBIT B

                               IKONICS CORPORATION

                            1995 STOCK INCENTIVE PLAN
                          (APRIL 29, 2003, AS PROPOSED
                                 TO BE AMENDED)

         1.       Purpose of Plan.

                  The purpose of the IKONICS Corporation 1995 Stock Incentive Plan (the "Plan") is to advance the interests of the IKONICS Corporation (the "Company") and its stockholders by enabling the company and its subsidiaries to attract and retain persons of ability to perform services for the Company and its subsidiaries by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its economic objectives.

         2.       Definitions.

                  The following terms will have the meaning set forth below, unless the context clearly otherwise requires:

                  2.1      "Board" means the Board of Directors of the Company.

                  2.2 "Broker Exercise Notice" means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company or deliver stock certificates to be issued upon such exercise directly to such broker or dealer.

                  2.3      "Change in Control" means an event described in
Section 13.1 of the Plan.

                  2.4 "Code" means the Internal Revenue Code of 1986, as amended.

                  2.5 "Committee" means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

                  2.6 "Common Stock" means the common stock of the Company's $.10 par value, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with
Section 4.3 of the Plan.

                  2.7 "Disability" means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

                  2.8 "Eligible Recipients" means all directors (including non-employee directors), officers and employees of the Company or any Subsidiary.

                  2.9 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  2.10 "Fair Market Value" means, with respect to the Common Stock, as of any date (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote):

                  a. If the Common Stock is listed (or admitted to unlisted trading privileges) on an exchange or reported on the NASDAQ National Market System or bid and asked prices are reported on the NASDAQ system or a comparable reporting service, the closing sale price or the mean of the closing bid and asked prices, as the case may be.

                  b. If the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

                  2.11 "Incentive Award" means an Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit or Stock Bonus granted to an Eligible Recipient pursuant to the Plan.

                  2.12 "Incentive Stock Option" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an "incentive stock option" within the meaning of Section 422 of the Code.

                  2.13 "Non-Statutory Stock Option" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as a Incentive Stock Option.

                  2.14 "Option" means an Incentive Stock Option or a Non-Statutory Stock Option.

                  2.15 "Participant" means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

                  2.16 "Performance Unit" means a right granted to an Eligible Recipient pursuant to Section 9 of the Plan to receive a payment from the Company, in the form of stock, cash or a combination of both, upon the achievement of established performance goals.

                  2.17 "Previously Acquired Shares" means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued upon the grant, exercise or vesting of such Incentive Award.

                  2.18 "Restricted Stock Award" means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 8.

                  2.19 "Retirement" means normal or approved early termination of employment or service pursuant to and in accordance with the regular retirement/pension plan or practice of the Company or Subsidiary then covering the Participant, provided that if the Participant is not covered by any such plan or practice, the Participant will be deemed to be covered by the Company's plan or practice for purposes of this determination.

                  2.20 "Securities Act" means the Securities Act of 1933, as amended.

                  2.21 "Stock Appreciation Right" means a right granted to an Eligible Recipient pursuant to Section 7 of the Plan to receive a payment from the Company, in the form of stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and the exercise price of such shares under the terms of such Stock Appreciation Right.

                  2.22 "Stock Bonus" means an award of Common Stock granted to an Eligible Recipient pursuant to Section 10 of the Plan.

                  2.23 "Subsidiary" means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

                  2.24 "Tax Date" means the date any withholding tax obligation arises under the Code for a Participant with respect to an Incentive Award.

         3.       Plan Administration.

                  3.1 The Committee. The Plan will be administered by the Board or by a committee of the Board consisting of not less than two persons; provided, however, that from and after the date on which the Company first registers a class of its equity securities under Section 12 of the Exchange Act, the Plan will be administered by the Board, all of whom will be "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act, or by a committee consisting solely of not fewer than two members of the Board who are such "disinterested persons." As used in this Plan, the term "Committee" will refer to the Board or to such a committee, if established. To the extent consistent with corporate law, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

                  3.2      Authority of the Committee.

                           a. In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award;
                  (iii) the time or times when Incentive Awards will be granted;
                  (iv) the duration of each Incentive Award; and (v) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority under the Plan to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

                           b. The Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Incentive Award, however, whether pursuant to this Section 3.2 or any other provisions of the Plan, will be deemed to be a regrant of such Incentive Award for purposes of this Plan.

                           c. In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other change in corporate structure or shares, (ii) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business; (iii) any change in accounting principles or practices, or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

         4.       Shares Available for Issuance.

                  4.1 Maximum Number of Shares. Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 228,500 shares. The shares available for issuance under the Plan may, at the election of the Committee, be either treasury shares or shares authorized but unissued, and, if treasury shares are used, all references in the Plan to the issuance of shares will, for corporate law purposes, be deemed to mean the transfer of shares from treasury.

                  4.2 Accounting for Incentive Awards. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are subject to an Incentive Award that lapses, expires, is forfeited or for any reason is terminated unexercised or unvested and any shares of Common Stock that are subject to an Incentive Award that is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan. Any shares of Common Stock that constitute the forfeited portion of a Restricted Stock Award, however, will not become available for further issuance under the Plan.

                  4.3 Adjustments to Shares of Incentive Awards. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities available for issuance under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number, kind and, where applicable, exercise price of securities subject to outstanding Incentive Awards.

         5.       Participation.

                  Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreements with the Participant.

         6.       Options.

                  6.1 Grant. An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option.

                  6.2 Exercise Price. The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant, provided that (a) such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to an Incentive Stock Option (110% of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company), and (b) such price will not be less than 85% of the Fair Market Value of one share of Common Stock on the date of grant with respect to a Non-Statutory Stock Option.

                  6.3 Exercisability and Duration. An Option will become exercisable at such times and in such installments as may be determined by the Committee at the time of grant; provided, however, that no Incentive Stock Option may be exercisable after 10 years from its date of grant (five years from its date of grant if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

                  6.4 Payment of Exercise Price. The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee may allow such payments to be made, in whole or in part and upon such terms and conditions as may be established by the Committee, by tender of a Broker Exercise Notice, Previously Acquired Shares, a promissory note or by a combination of such methods.

                  6.5 Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company (Attention: Chief Financial Officer) at its principal executive office in Duluth, Minnesota and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of the Plan.

                  6.6 Aggregate Limitation of Stock Subject to Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which incentive stock options (within the meaning of Section 422 of the Code) are exercisable for the first time by a Participant during any calendar year (under the Plan and any other incentive stock option plans of the Company or any subsidiary or parent corporation of the Company (within the meaning of the Code)) exceeds $100,000 (or such other amount as may be prescribed by the Code from time to time), such excess Options will be treated as Non-Statutory Stock Options. The determination will be made by taking incentive stock options into account in the order in which they were granted. If such excess only applies to a portion of an incentive stock option, the Committee will designate which shares will be treated as shares to be acquired upon exercise of an incentive stock option.

         7.       Stock Appreciation Rights.

                  7.1 Grant. An Eligible Recipient may be granted one or more Stock Appreciation Rights under the Plan, and such Stock Appreciation Rights shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as will be determined by the Committee.

                  7.2 Exercise Price. The exercise price of a Stock Appreciation Right will be determined by the Committee at the date of grant but will not be less than 85% of the Fair Market Value of one share of Common Stock on the date of grant.

                  7.3 Exercisability and Duration. A Stock Appreciation Right will become exercisable at such time and in such installments as may be determined by the Committee at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable prior to six months or after 10 years from its date of grant. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.5 of the Plan.

         8.       Restricted Stock Awards.

                  8.1 Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards under the Plan, and such Restricted Stock Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or a subsidiary for a certain period or that the Participant or the Company (or any subsidiary or division thereof) satisfy certain performance goals or criteria.

                  8.2 Rights as a Stockholder; Transferability. Except as provided in Sections 8.1, 8.3 and 14.3 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 8 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

                  8.3 Dividends and Distributions. Unless the Committee determines otherwise (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. In the event the Committee determines not to pay such dividends or distributions currently, the Committee will determine whether any interest will be paid on such dividends or distributions. In addition, the Committee may require such dividends and distributions to be reinvested (and in such case the Participants consent to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

                  8.4 Enforcement of Restrictions. To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company's transfer agent.

         9. Performance Units. An Eligible Recipient may be granted one or more Performance Units under the Plan, and such Performance Units will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Performance Units as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or any subsidiary for a certain period or that the Participant or the Company (or any Subsidiary or division thereof) satisfy certain performance goals or criteria. The Committee will have the discretion either to determine the form in which payment of the economic value of vested Performance Units will be made to the Participant (i.e., cash, Common Stock or any combination thereof) or to consent to or disapprove the election by the Participant of the form of such payment.

         10.      Stock Bonuses.

                  An Eligible Recipient may be granted one or more Stock Bonuses under the Plan, and such Stock Bonuses will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee. The Participant will have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to a Participant as a Stock Bonus under this Section 10 upon the Participant becoming the holder of record of such shares; provided, however, that the Committee may impose such restrictions on the assignment or transfer of a Stock Bonus as it deems appropriate.

         11.      Effect of Termination of Employment or Other Service.

                  11.1 Termination Due to Death, Disability or Retirement. In the event a Participant's employment or other service with the Company and all subsidiaries is terminated by reason of death, Disability or Retirement:

                  a. All outstanding Options and Stock Appreciation Rights then held by the Participant will remain exercisable to the extent exercisable as of such termination for a period of 30 days after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right);

                  b. All outstanding Restricted Stock Awards then held by the Participant that have not vested will be terminated and forfeited; and

                  c. All outstanding Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses.

                  11.2 Termination for Reasons Other than Death, Disability or Retirement.

                  a. In the event a Participant's employment or other service is termination with the Company and all subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ or service of a subsidiary and the subsidiary ceases to be a subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another subsidiary), all rights of the Participant under the Plan and any agreements evidencing an Incentive Award will immediately terminate without notice of any kind, and no Options or Stock Appreciation Rights then held by the Participant will thereafter be exercisable, all Restricted Stock Awards then held by the Participant that have not vested will be terminated and forfeited, and all Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses; provided, however, that if such termination is due to any reason other than termination by the Company or any subsidiary for "cause," all outstanding Options and Stock Appreciation Rights then held by such Participant will remain exercisable to the extent exercisable as of such termination for a period of 30 days after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right).

                  b. For purposes of this Section 11.2, "cause" (as determined by the Committee) will be a defined in any employment or other agreement or policy applicable to the Participant or, if no such agreement or policy exists, will mean (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant's overall duties, or (iv) any material breach of any employment, service, confidentiality or non-compete agreement entered into with the Company or any subsidiary.

                  11.3 Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 11, upon a Participant's termination of employment or other service with the Company and all subsidiaries, the Committee may in its discretion (which may be exercised at any time on or after the date of grant, including following such termination) cause Options and Stock Appreciation Rights (or any part thereof) then held by such Participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service and Restricted Stock Awards, Performance Units and Stock Bonuses then held by such Participant to vest and/or continue to vest or become free of transfer restrictions, as the case may be, following such termination of employment or service, in each casein the manner determined by the Committee; provided, however, that no Option or Stock Appreciation Right may remain exercisable beyond its expiration date.

                  11.4 Breach of Confidentiality or Non-Compete Agreements. Notwithstanding anything in this Plan to the contrary, in the event that a Participant materially breaches the terms of any confidentiality or non-compete agreement entered into with the Company or any subsidiary, whether such breach occurs before or after termination of such Participant's employment or other service with the Company or any subsidiary, the Committee may immediately terminate all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant without notice of any kind.

                  11.5 Date of Termination of Employment or Other Service. Unless the Committee otherwise determines, a Participant's employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the subsidiary for which the Participant provides employment or other service, as determined by the Committee based upon such records.

         12.      Payment of Withholding Taxes.

                  12.1 General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award.

                  12.2 Special Rules. The Committee may, upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 12.1 of the Plan by electing to tender Previously Acquired Shares, a Broker Exercise Notice or a promissory note (on terms acceptable to the Committee in its sole discretion), or by a combination of such methods.

         13.      Change in Control.

                  13.1 Change in Control. For purposes of this Section 13.1, a "Change in Control" of the Company will mean the following:

                  a. the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

                  b. the approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

                  c. a merger or consolidation to which the Company is a party if the stockholders of the Company immediately prior to the effective date of such merger or consolidation have "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing
         (i) more than 50%, but not more than 80% of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Incumbent Directors (as defined in Section 13.2 below), or (ii) 50% or less of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

                  d. any person becomes after the effective date of the Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (i) 20% or more, but not 50% or more, of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Incumbent Directors, or (ii) 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

                  e. the Incumbent Directors cease for any reason to constitute at least a majority of the Board; or

                  f. a change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the company is then subject to such reporting requirements.

                  13.2 Incumbent Directors. For purposes of this Section 13, "Incumbent Directors" of the Company means any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the Incumbent Directors (either by specific vote or by approval of the Company's proxy statement in which such individual is named as a nominee for director without objection to such nomination).

                  13.3. Acceleration of Vesting. Without limiting the authority of the Committee under Section 3.2 of the Plan, if a Change in Control of the Company occurs, then unless the Committee otherwise determines and sets forth in the agreement evidencing an Incentive Award at the time of grant of such Incentive Award, (a) all outstanding Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Participant to whom such Options or Stock Appreciation Rights have been granted remains in the employ or service of the Company or any Subsidiary; (b) all outstanding Restricted Stock Awards will become immediately fully vested and non-forfeitable; and (c) all outstanding Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Unites or Stock Bonuses.

                  13.4 Cash Payment for Options. If a Change of Control of the Company occurs, then the Committee, if approved by the Committee either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, may determine that some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options.

                  13.5 Limitation on Change in Control Payments. Notwithstanding anything in Section 13.3 or 13.4 of the Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 13.3 or the payment of cash in exchange for all or part of an Incentive Award as provided in Section
13.4 (which acceleration or payment could be deemed a "payment" within the meaning of Section 280G(b)(2) of the Code), together with any other payments which such Participant has the right to receive from the Company or any corporation that is a member of an "affiliate group" (as defined in Section 1504(a) of the Code without regarding to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the payments to such Participant pursuant to Section 13.3 or 13.4 will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if such Participant is subject to a separate agreement with the Company or a subsidiary that specifically provides that payments attributable to one or more forms to employee stock incentives or to payments made in lieu of employee stock incentives will not reduce any other payments under such agreement, event if it would constitute an excess parachute payment, or provides that the Participant will have the discretion to determine which payment will be reduced in order to avoid an excess parachute payment, then the limitations of this Section 13.5 will, to that extent, not apply.

         14.      Rights of Eligible Recipients and Participants;
Transferability.

                  14.1 Employment or Service. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

                  14.2 Rights as a Stockholder. As a holder of Incentive Awards (other than Restricted Stock Awards and Stock Bonuses), a Participant will have no rights as a stockholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such Incentive Awards as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine.

                  14.3 Restrictions on Transfer. Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the Plan, no right or interest of any Participant in an Incentive Award prior to the exercise or vesting of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise. A Participant will, however, be entitled to designate a beneficiary to receive an Incentive Award upon such Participant's death, and in the event of a Participant's death, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 11 of the Plan) may be made by, the Participant's legal representatives, heirs and legatees.

                  14.4 Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

         15.      Securities Law and Other Restrictions.

                  Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws or an exemption from such registration under the Securities Act and applicable state securities laws, and
(b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

         16.      Plan Amendment, Modification and Termination.

                  The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required pursuant to Rule 16b-3 under the Exchange Act, Section 422 of the Code or the rules of the NASD or any stock exchange. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action is deems appropriate under Sections 3.2(c), 4.3 and 13 of the Plan.

         17.      Effective Date and Duration of the Plan

                  The Plan is effective as of February 23, 2004, the date it was adopted by the Board in its current form. The Plan will terminate at midnight on February 22, 2014, and may be terminated prior to such time by Board action, and no Incentive Award will be granted after such termination. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, in accordance with their terms.

         18.      Miscellaneous

                  18.1 Governing Law. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota, notwithstanding the conflicts of laws principles of any jurisdictions.

                  18.2 Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

                               IKONICS CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                            THURSDAY, APRIL 29, 2004
                             1:00 P.M., LOCAL TIME

                              THE KITCHI GAMMI CLUB
                             831 E. SUPERIOR STREET
                                DULUTH, MINNESOTA

IKONICS CORPORATION
4832 GRAND AVENUE, DULUTH, MN 55807                                        PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON APRIL 29, 2004.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.

By signing the proxy, you revoke all prior proxies and appoint William C. Ulland and Jon Gerlach, and each of them, with full power of substitution, to vote your shares on the matter shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

                      See reverse for voting instructions.

HOW TO VOTE YOUR PROXY

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to IKONICS Corporation, c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.

                               Please detach here

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

1. Election of directors:   01 Charles H. Andresen    04 William C. Ulland     [ ] Vote FOR            [ ] Vote WITHHELD
                            02 David O. Harris        05 Rondi C. Erickson         all nominees            from all nominees
                            03 Gerald W. Simonson     06 H. Leigh Severance        (except as marked)


(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,
WRITE THE NUMBER(S) OF THE NOMINEES) IN THE BOX PROVIDED TO THE RIGHT.)        ______________________________________

2. Amendments to the 1995 Stock Incentive Plan extending the expiration date from February 26, 2005 to February 22, 2014, reserving 25,000 additional
   shares of Common Stock for future awards and removing the restriction on    [ ] For    [ ] Against  [ ] Abstain
   the aggregate shares issued to one participant.

3. In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting, or any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box  [ ] Indicate changes below:  Date_________, 2004

                       _________________________________________________________

                       Signature(s) in Box
                       (If there are co-owners, each must sign.)
                       Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.